Exhibit 99.2

ADVANCING THE HORMEL FOODS GROWTH STRATEGY SEPTEMBER 30, 2026 Announces definitive agreement to acquire Brakebush Brothers, LLC, a leading value-added chicken company

DISCLAIMERS Non-GAAP Information This presentation contains forward-looking statements, which are based on the current assumptions and expectations of Hormel Foods Corporation (the “Company”). These statements are typically accompanied by the words "aim," "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "project," "seek," "target," "will," "would," or similar words or expressions. The principal forward-looking statements in this presentation include statements regarding the Company's pending acquisition of Brakebush Brothers, LLC ("Brakebush") and the anticipated benefits of, and the Company’s plans, strategies, and objectives relating to, such acquisition. All such forward-looking statements are intended to enjoy the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended. Although the Company believes there is a reasonable basis for the forward-looking statements, actual events or results could be materially different. The most important factors that could cause actual future results or events to differ from its forward-looking statements include, but are not limited to, risks relating to completing the acquisition in the anticipated timeframe, or at all; risks related to the ability to realize the anticipated benefits of the acquisition; the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, charges, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, and strategies resulting from the acquisition or otherwise could adversely impact the value or expected benefit of the acquisition; the expected financial and operating performance and future opportunities following the acquisition; risks relating to the receipt of regulatory approvals without unexpected delays or conditions and possibility of regulatory action; the risks and costs of the pursuit and/or implementation of the acquisition; risks related to the Company’s access to available financing to consummate the acquisition upon acceptable terms and on a timely basis or at all; the effect of the announcement or pendency of the acquisition on the Company’s or Brakebush’s business relationships, competition, business, financial condition, and operating results, including risks that the acquisition disrupts current plans and operations of the Company or Brakebush, the ability of the Company or Brakebush to retain and hire key personnel, and risks related to diverting either management team’s attention from ongoing business operations; the ability of the Company to successfully integrate Brakebush’s operations and implement its plans, forecasts, and other expectations with respect to Brakebush’s business or the combined business after the closing of the acquisition; the ability of the Company to manage any additional debt and successfully de-lever following the acquisition; the outcome of any legal proceedings that may be instituted against the Company or Brakebush related to the acquisition; and the other risks and uncertainties described in Item 1A – Risk Factors of the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which can be accessed at hormelfoods.com in the "Investors" section. Though the Company has attempted to list comprehensively these important cautionary risk factors, the Company cautions that other factors may in the future prove to be important in affecting the Company's business or results of operations. Forward-looking statements speak only as of the date they are made, and the Company does not undertake any obligation to update any forward-looking statement except as otherwise required by law. This presentation contains certain non-GAAP measures, including net debt and adjusted EBITDA. Non-GAAP measures are not intended to be a substitute for GAAP measures in analyzing financial performance. These non-GAAP measures are not calculated in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. Please see the discussion of non-GAAP measures and the reconciliation from the GAAP measures to the non-GAAP adjusted measures at the end of this presentation for more information. When possible with respect to non-GAAP financial measures presented with respect to historical periods, the Company provides a reconciliation of its historic non-GAAP financial measures to its most closely applicable GAAP financial measures. The Company is unable to provide a reconciliation of certain non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis because doing so would not be possible without unreasonable effort due to, among other things, the potential variability and limited visibility of the excluded items and expectations as to the financial performance of each of the Company and Brakebush upon the completion of the pending acquisition. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company is presenting forward looking non-GAAP financial measures for illustrative purposes and may not report on this basis going forward. Certain Brakebush financial figures presented herein are based on management estimates. Actual figures may differ materially from those presented herein and from those included in any subsequently prepared financial statements. Forward-Looking Statements

TRANSACTION OVERVIEW

Hormel Foods

Hormel Foods to acquire Brakebush, a leading value-added chicken company

Strategic Highlights	• Acquiring a leading value-added chicken company, significantly expanding position in one of the most attractive segments of protein • Strengthens Foodservice platform through Brakebush's direct sales organization, category expertise and a century-long history of serving customers • Adds a scaled business with a well-invested manufacturing network and differentiated capabilities • Expected to advance growth strategy while enhancing cash flow and operating margins over time
Transaction Details	• $1.055 billion transaction purchase price, subject to closing adjustments • Implied adjusted EBITDA multiple[1] of 10.7x and 8.9x after synergies • Net sales of approximately $1.2 billion[2] • Expected run-rate cost synergies of ~$20 million by the end of fiscal 2028 • Expected tax basis step-up of acquired assets • Will primarily be reported through Foodservice segment • Transaction expected to close in fiscal Q1 2027[3]
Financial Structure	• Expect to finance with a combination of cash on hand and new debt • Committed to maintaining strong investment-grade rating • Reasonable path to deleveraging over time

1. Adjusted EBITDA multiple based on adjusted EBITDA estimate for Brakebush for CY2026 and the transaction purchase price. Non-GAAP measure. See Disclaimers: Non-GAAP Measures and Appendix: Non-GAAP Measures for additional information
2. Based on CY2026 estimate for Brakebush
3. Subject to customary closing conditions, including regulatory approval

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BRAKEBUSH

A leading, value-added, non-vertically integrated chicken provider with Scale, Differentiated Capabilities, and an Attractive Growth Runway

Company Overview

- Family owned for **over 100 years**
- **Comprehensive portfolio** of fully cooked, par-fried and raw portioned products
- **Diversified** foodservice channel mix
- **Scaled manufacturing** network with many capabilities; recognized across the industry for **quality and customer service**
- **Five** production facilities
- **Two** state-of-the-art R&D labs

Foodservice-led Revenue Profile[1]



~90% Foodservice Channel
~10% Retail Channel

Highlights

- **Leading positions in value-added chicken**
- **Strong customer relationships with direct-selling organization**
- **Customer-centric innovation**



[1] Based on Brakebush's fiscal 2025 commercial net sales.

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Deepens presence in attractive value-added chicken Adds a solid asset base and strong, differentiated innovation capabilities Reflects disciplined approach to portfolio management and capital allocation Expands foodservice reach through a leading direct-sales platform Strengthens position in growing protein category Broader platform for Foodservice growth Scaled and Reputable Asset Aligns with long-term growth strategy ADVANCING THE HORMEL FOODS GROWTH STRATEGY 5

A MORE SCALED AND BALANCED BUSINESS

EXPANDED FOODSERVICE PRESENCE AND CHICKEN OFFERINGS

Net Sales by Segment[1]


55%
Retail
40%
Foodservice
5%
International
Hormel Foods
EST. 1925
Brakebush

Net Sales by Key Input[1]


Pork
~40%
Chicken
~13%
Turkey
~13%
Beef
~13%
Non-meat
~20%
Hormel Foods
EST. 1925
Brakebush

[1] Internal data: Estimated pro forma net sales by segment and net sales by key input after giving effect to the transaction based on the Company's and Brakebush's respective results for the last twelve months ended July 26, 2026. Figures may not sum to 100% due to rounding.

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CAPITAL ALLOCATION PRIORITIES Remain committed to dividend support, investing in our business, & maintaining an investment-grade rating Priority •Dividend •Maintenance capex •Mandatory debt repayment •Pension obligations Strategic •Growth capex •Acquisitions •Investments in working capital Opportunistic •Share repurchases •Incremental debt repayment •Cash build 7

FINANCIAL FLEXIBILITY TO SUPPORT GROWTH INVESTMENTS

Demonstrated Ability to Deleverage Following M&A



Net Debt to Adj. EBITDA[1]
Acquired Planters
2.0x
1.5x
1.8x
1.5x
1.7x
1.5x
F'21
F'22
F'23
F'24
F'25
LTM Q3F'26

Net Debt to Adj. EBITDA[1]

Expected Post- Acquisition	Target Range
Low-2x	**1.5x to 2.0x**

Committed to maintaining

Strong Investment-grade rating

Source: [1]Non-GAAP measure. See Disclaimers: Non-GAAP Measures and Appendix: Non-GAAP Measures for additional information

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DISCIPLINED PORTFOLIO MANAGEMENT STRENGTHENS LONG-TERM GROWTH PROFILE DIVESTING NON-STRATEGIC BUSINESSES LOWER-MARGIN NON-CORE CATEGORIES COMPLEX OPERATIONS REDEPLOYING CAPITAL TO STRATEGIC GROWTH AREAS FOODSERVICE VALUE-ADDED CHICKEN JUSTIN’S® BRAND BRAZIL WHOLE BIRDS 9

Jeff Ettinger Interim Chief Executive Officer John Ghingo President and Chief Executive Officer-elect Ash Bhumbla Executive Vice President and Chief Financial Officer Q&A SESSION Management Participants Sept 30, 2026 7:00 AM CT For webcast visit: investor.hormelfoods.com

APPENDIX 11

NON-GAAP MEASURES This presentation contains certain non-GAAP measures, including net debt and adjusted EBITDA. Non-GAAP measures are not intended to be a substitute for GAAP measures in analyzing financial performance. These non-GAAP measures are not calculated in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. The Company utilizes these non-GAAP measures to understand and evaluate operating performance on a consistent basis. The Company believes these non-GAAP measures provide useful information to investors because they aid analysis and understanding of the Company’s results and business trends relative to past performance and the Company’s competitors. The Company provides earnings before interest, taxes, depreciation, and amortization (EBITDA) because it believes these measures are useful to management and investors as indicators of operating performance net of non-operating income and expenses, and because they are commonly used to benchmark the Company’s performance. Adjusted EBITDA is defined as EBITDA excluding adjustments as described in Part II, Item 7 of our Annual Report on Form 10-K filed with the SEC for each respective fiscal year end. Net debt is defined as long-term debt, including current maturities of long-term debt, less cash and cash equivalents. Note: Amounts may not foot due to rounding.

NON-GAAP MEASURES (CONTINUED)